POST BALANCE SHEET EVENTS	12 Months Ended
Dec. 31, 2021
POST BALANCE SHEET EVENTS
POST BALANCE SHEET EVENTS

33.POST BALANCE SHEET EVENTS

In mid-January 2022 Argo announced that the group invested approximately 10% of the group's crypto assets in its “HODL” to Argo Labs. Argo Labs is the group’s in-house innovation arm established to identify opportunities within the disruptive and innovative sectors of the cryptocurrency ecosystem while supporting the decentralization of various blockchain protocols. Argo Labs is primarily focused on two key areas: network participation and strategic diversification through the efficient deployment of the Company's crypto treasury assets. Network participation consists of providing infrastructure support, running nodes and validators, and staking innovative projects. Efficient deployment of the group's crypto treasury assets includes, among other things, supporting early-stage projects and participating in decentralized finance (DeFi), as well as the NFT & metaverse ecosystem, in each case in furtherance of the group's general business operations.

In a statement released 7 January 2022 it was announced that construction of Argo's 200 MW flagship cryptocurrency mining facility, Helios, in Dickens County, Texas facility remains on time and the main structure, outside facade, and roof have now been completed. The next phase of construction and build out of essential infrastructure are ongoing, with a projected completion date in the first half of 2022. Furthermore, in early March 2022 the Company announced that it has placed an order with PA Transformer for four additional Main Power Transformers which will provide an additional 600 MW of total power to Argo's Helios facility. They are identical in specification to the initial order of transformers the group is currently installing on site, and they will be delivered in Q1 and Q2 2023.